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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 31, 2002


                           AMF BOWLING WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                   001-12131          13-3873272
      (State or other jurisdiction      (Commission        (IRS Employer
           of incorporation)            File Number)     Identification No.)


          8100 AMF Drive, Richmond, Virginia               23111
          (Address of principal executive offices)      (Zip Code)

               Registrant's telephone number, including area code:
                                 (804) 730-4000

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure

         On May 31, 2002, the Registrant issued a news release confirming that it will distribute shares of its common stock and Series A and Series B warrants on June 4, 2002 to certain holders of allowed unsecured claims under the Company's previously confirmed plan of reorganization. A copy of such news release is attached hereto as an exhibit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit
Number    Description
--------  -----------
99.1      Press Release dated May 31, 2002.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 31, 2002                   AMF BOWLING WORLDWIDE, INC.

                                      By: /s/ Christopher F. Caesar
                                      -----------------------------
                                      Christopher F. Caesar
                                      Senior Vice President,
                                      Chief Financial Officer and Treasurer